Exhibit T3A.2.92

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:27 PM 08/13/2013
FILED 07:04 PM 08/13/2013
SRV 130986100 - 5382864 FILE

CERTIFICATE OF FORMATION

OF

TPG VI ENVISION BL, LLC

The undersigned, desiring to form a limited liability company pursuant to the Delaware Limited Liability Company Act, 6 Delaware Code, Chapter 18, does hereby certify as follows:

I.	The name of the limited liability company is TPG VI Envision BL, LLC.

II.	The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of TPG VI Envision BL, LLC, as of August 13, 2013.

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Authorized Signatory

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:45 PM 01/30/2015
FILED 03:45 PM 01/30/2015
SRV 150133972 - 5382864 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT CHANGING ONLY THE
REGISTERED OFFICE OR REGISTERED AGENT OF A
LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1.        The name of the limited liability company is TPG VI Envision BL, LLC.

2.        The Registered Office of the limited liability company in the State of Delaware is changed to 4001 Kennett Pike, Suite 302, in the City of Wilmington, Zip Code 19807. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is Maples Fiduciary Services (Delaware) Inc.

By:	/s/ Ronald Cami
Authorized Person

Name:	Ronald Cami
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:35 AM 06/24/2015
FILED 09:35 AM 06/24/2015
SRV 150961306 - 5382864 FILE

CERTIFICATE OF MERGER

OF

EAGLE MERGER SUB 1 LLC

INTO

TPG VI ENVISION BL, LLC

Pursuant to Section 18-209 of the Limited Liability
Company Act of the State of Delaware

June 24, 2015

FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities is: TPG VI Envision BL, LLC, which was formed as and is a Delaware limited liability company (the “Company”), and Eagle Merger Sub 1 LLC, which was formed as and is a Delaware limited liability company (the “LLC”).

SECOND: The constituent entities have entered into an Agreement of Merger, dated as of February 10, 2015 (as amended, the “Merger Agreement”), providing for the merger of the LLC with and into the Company pursuant to Section 18-209 of the Limited Liability Company Act of the State of Delaware (the “DLLCA”). The Merger Agreement has been approved and executed in accordance with Sections 18-204 and 18-209 of the DLLCA.

THIRD: The Company shall be the surviving entity of the merger (the “Surviving Company”).

FOURTH: The Merger Agreement is on file at the offices of the Surviving Company at 30 Hunter Lane, Camp Hill, PA 17011. A copy of the Merger Agreement will be furnished by the Surviving Company, on request and without cost, to any member of either constituent entity.

IN WITNESS WHEREOF, the Surviving Company has caused this Certificate of Merger to be signed as of the date first written above.

TPG VI ENVISION BL, LLC

By:	/s/ Clive Bode
Name:	Clive Bode
Title:	Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:12 PM 06/24/2015
FILED 12:20 PM 06/24/2015
SRV 150965368 - 5382864 FILE

CERTIFICATE OF MERGER

OF

ENVISION TOPCO HOLDINGS, LLC

INTO

TPG VI ENVISION BL, LLC

Pursuant to Section 18-209 of the Limited Liability
Company Act of the State of Delaware

June 24, 2015

FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities is: TPG VI Envision BL, LLC, which was formed as and is a Delaware limited liability company (the "Company") and Envision Topco Holdings, LLC, which was organized as and is a Delaware limited liability company (the "LLC").

SECOND: The constituent entities have entered into an Agreement of Merger, dated as of June 24, 2015 (the "Merger Agreement"), providing for the merger of the LLC with and into the Company pursuant to Section 18-209 of the Limited Liability Company Act of the State of Delaware (the "DLLCA"). The Merger Agreement has been approved and executed in accordance with Sections 18-204 and 18-209 of the DLLCA.

THIRD: The Company shall be the surviving entity of the merger (the "Surviving Company").

FOURTH: The Merger Agreement is on file at the offices of the Surviving Company at 30 Hunter Lane, Camp Hill, PA 17011. A copy of the Merger Agreement will be furnished by the Surviving Company, on request and without cost, to any member of either constituent entity.

IN WITNESS WHEREOF, the Surviving Company has caused this Certificate of Merger to be signed as of the date first written above.

TPG VI ENVISION BL, LLC

By:	/s/ Michael DeMinico
Name:	Michael DeMinico
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Certificate of Merger]

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:12 PM 06/24/2015
FILED 12:25 PM 06/24/2015
SRV 150965374 - 5382864 FILE

CERTIFICATE OF MERGER

OF

ENVISION INTERMEDIATE HOLDINGS, LLC

INTO

TPG VI ENVISION BL, LLC

Pursuant to Section 18-209 of the Limited Liability
Company Act of the State of Delaware

June 24, 2015

FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities is: TPG VI Envision BL, LLC, which was formed as and is a Delaware limited liability company (the "Company") and Envision Intermediate Holdings, LLC, which was organized as and is a Delaware limited liability company (the "LLC").

SECOND: The constituent entities have entered into an Agreement of Merger, dated as of June 24, 2015 (the "Merger Agreement"), providing for the merger of the LLC with and into the Company pursuant to Section 18-209 of the Limited Liability Company Act of the State of Delaware (the "DLLCA"). The Merger Agreement has been approved and executed in accordance with Sections 18-204 and 18-209 of the DLLCA.

THIRD: The Company shall be the surviving entity of the merger (the "Surviving Company").

FOURTH: The Merger Agreement is on file at the offices of the Surviving Company at 30 Hunter Lane, Camp Hill, PA 17011. A copy of the Merger Agreement will be furnished by the Surviving Company, on request and without cost, to any member of either constituent entity.

IN WITNESS WHEREOF, the Surviving Company has caused this Certificate of Merger to be signed as of the date first written above.

TPG VI ENVISION BL, LLC

By:	/s/ Michael DeMinico
Name:	Michael DeMinico
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Certificate of Merger]

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:12 PM 06/24/2015
FILED 12:30 PM 06/24/2015
SRV 150965382 - 5382864 FILE

CERTIFICATE OF MERGER

OF

ENVISION ACQUISITION COMPANY, LLC

INTO

TPG VI ENVISION BL, LLC

Pursuant to Section 18-209 of the Limited Liability
Company Act of the State of Delaware

June 24, 2015

FIRST: The name and jurisdiction of formation or organization and domicile of each of the constituent entities is: TPG VI Envision BL, LLC, which was formed as and is a Delaware limited liability company (the "Company") and Envision Acquisition Company, LLC, which was organized as and is a Delaware limited liability company (the "LLC").

SECOND: The constituent entities have entered into an Agreement of Merger, dated as of June 24, 2015 (the "Merger Agreement"), providing for the merger of the LLC with and into the Company pursuant to Section 18-209 of the Limited Liability Company Act of the State of Delaware (the "DLLCA"). The Merger Agreement has been approved and executed in accordance with Sections 18-204 and 18-209 of the DLLCA.

THIRD: The Company shall be the surviving entity of the merger (the "Surviving Company").

FOURTH: The Merger Agreement is on file at the offices of the Surviving Company at 30 Hunter Lane, Camp Hill, PA 17011. A copy of the Merger Agreement will be furnished by the Surviving Company, on request and without cost, to any member of either constituent entity.

IN WITNESS WHEREOF, the Surviving Company has caused this Certificate of Merger to be signed as of the date first written above.

TPG VI ENVISION BL, LLC

By:	/s/ Michael DeMinico
Name:	Michael DeMinico
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Certificate of Merger]

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:12 PM 06/24/2015
FILED 12:35 PM 06/24/2015
SRV 150965386 - 5382864 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

TPG VI ENVISION BL, LLC

Pursuant to Section 18-202 of the
Delaware Limited Liability Company Act

June 24, 2015

1.      The name of the limited liability company is TPG VI Envision BL, LLC (the "Company").

2.     The Certificate of Formation of the Company is hereby amended to change the name of the Company to Hunter Lane, LLC.

3.     Accordingly, Article I of the Certificate of Formation shall, as amended, read as follows:

"I. The name of the limited liability company is Hunter Lane, LLC."

IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Amendment as of the date first written above.

TPG VI ENVISION BL, LLC

By:	/s/ Michael DeMinico
Name:	Michael DeMinico
Title:	Authorized Person

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT CHANGING ONLY THE
REGISTERED OFFICE OR REGISTERED AGENT OF A
LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1. The name of the limited liability company is Hunter Lane, LLC.

2. The Registered Office of the limited liability company in the State of Delaware is changed to 160 Greentree Drive, Suite 101 (street), in the City of Dover, Zip Code 19904. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is National Registered Agents, Inc.

By:	/s/ Jennifer Asewicz
Authorized Person

Name:	Jennifer Asewicz, Regulatory Affairs Administrator
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:00 AM 05/23/2017
FILED 10:00 AM 05/23/2017
SR 20174050691 - File Number 5382864